Exhibit 99.1

                        MOLSON COORS CLASS A COMMON STOCK

Exhibit 99.1 is amended and restated to read in its entirety as follows:

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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
Pentland Securities (1981) Inc.   Andrew T. Molson (President)         Eric H. Molson             Canada
                                  Eric H. Molson (Vice-President)
                                  Stephen T. Molson (Vice-President)


                                                                       -----------------------------------
                                                                       Stephen T. Molson          Canada







                                                                       -----------------------------------
                                                                       Andrew T. Molson           Canada







                                                                       -----------------------------------

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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
38 Rosemont Avenue      Chairman of the Board                             None
Westmount, Quebec       Molson Coors Brewing Company
Canada H3Y 3G7          1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
411 Clarke Avenue       President                                         None
Westmount, Quebec       The Molson Foundation - Fondation
Canada H3Y 3C3          Molson (a charitable foundation)
                        1555 Notre-Dame Street East
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
348 Wood Avenue         Vice-Chairman, Legal Affairs and
Westmount, Quebec       Corporate Secretary                               None
Canada H3Z 1Z2          National Public Relations Inc. (a
                        public relations company)
                        2001 McGill College Avenue
                        Suite 800
                        Montreal, Quebec
                        Canada H3A 1G1
---------------------------------------------------------------------------------------------------

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
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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
4280661 Canada Inc.               Andrew T. Molson (President)         Eric H. Molson            Canada
                                  Eric H. Molson (Vice-President)
                                  Stephen T. Molson (Vice-President)



                                                                       -----------------------------------
                                                                       Stephen T. Molson         Canada







                                                                       -----------------------------------
                                                                       Andrew T. Molson          Canada






                                                                       -----------------------------------
Lincolnshire Holdings Limited     Eric H. Molson (President)           Eric H. Molson            Canada
                                  Stephen T. Molson (Vice-President)







                                                                       -----------------------------------

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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
38 Rosemont Avenue      Chairman of the Board                             None
Westmount, Quebec       Molson Coors Brewing Company
Canada H3Y 3G7          1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
411 Clarke Avenue       President                                         None
Westmount, Quebec       The Molson Foundation - Fondation
Canada H3Y 3C3          Molson (a charitable foundation)
                        1555 Notre-Dame Street East
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
                        Vice-Chairman, Legal Affairs and
348 Wood Avenue         Corporate Secretary                               None
Westmount, Quebec       National Public Relations Inc. (a
Canada H3Z 1Z2          public relations company)
                        2001 McGill College Avenue
                        Suite 800
                        Montreal, Quebec
                        Canada H3A 1G1
---------------------------------------------------------------------------------------------------
38 Rosemont Avenue      Chairman of the Board                             None
Westmount, Quebec       Molson Coors Brewing Company
Canada H3Y 3G7          1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
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

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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
                                                                       Stephen T. Molson         Canada








                                                                       -----------------------------------
Nooya Investments Limited         Stephen T. Molson (President)        Eric H. Molson            Canada
                                  Eric H. Molson (Vice-President)







                                                                       -----------------------------------

                                                                       Stephen T. Molson         Canada







                                                                       -----------------------------------
BAX Investments Limited           Cynthia B. Baxter (President)        Cynthia B. Baxter         Canada








                                                                       -----------------------------------

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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
411 Clarke Avenue       President                                         None
Westmount, Quebec       The Molson Foundation - Fondation
Canada H3Y 3C3          Molson (a charitable foundation)
                        1555 Notre-Dame Street East
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
38 Rosemont Avenue      Chairman of the Board                             None
Westmount, Quebec       Molson Coors Brewing Company
Canada H3Y 3G7          1555 Notre-Dame Street East
                        4th Floor
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
411 Clarke Avenue       President                                         None
Westmount, Quebec       The Molson Foundation - Fondation
Canada H3Y 3C3          Molson (a charitable foundation)
                        1555 Notre-Dame Street East
                        Montreal, Quebec
                        Canada H2L 2R5
---------------------------------------------------------------------------------------------------
120 Buena Vista Road    None                                              None
Ottawa, Ontario
Canada K1M 0V5
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


                                       3
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
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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
                                  Colin S. Baxter (Vice -President)                              Canada




                                                                       -----------------------------------


                                                                         Thomas R. Burpee        Canada




                                                                       -----------------------------------
                                                                        Michael J. Ogilvie       Canada


                                                                       -----------------------------------
                                                                        Robert Mendenhall        Canada





                                                                       -----------------------------------
DJS Holdings Ltd.                  Deirdre J. Stevenson (President)    Deirdre J. Stevenson      Canada




                                                                       -----------------------------------


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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
270 Park Road           McCarthy Tetrault                                 None
Ottawa, Ontario         Suite 1400, The Chambers
Canada K1M 0E1          40 Elgin Street
                        Ottawa, Ontario
                        Canada K1P 5K6
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1 Westmount Square      Consultant
Suite 1000              1 Westmount Square                                None
Westmount, Quebec       Suite 1000
Canada H3Z 2P9          Westmount, Quebec
                        Canada H3Z 2P9
---------------------------------------------------------------------------------------------------
97 Main St.             Retired                                           None
Hatley Village,
Quebec Canada J0B 4B0
---------------------------------------------------------------------------------------------------
10180 101st St. N.W.    Regional Manager                                  None
Sixth Floor, Suite      Royal Trust Corporation of Canada
690 Edmonton, Alberta   10180 101st St. N.W.
Canada T5J 3S4          Sixth Floor, Suite 690
                        Edmonton, Alberta
                        Canada T5J 3S4
---------------------------------------------------------------------------------------------------
530 Mount Pleasant      None                                              None
Avenue Montreal,
Quebec Canada H3Y 3H5
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                                       4
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
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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
                                  Eric Stevenson (Vice-President)                                Canada




                                                                       -----------------------------------
                                  David Stevenson (Vice-President)                               Canada






                                                                       -----------------------------------
                                                                       Thomas R. Burpee          Canada





                                                                       -----------------------------------
                                                                       Robert Mendenhall         Canada






                                                                       -----------------------------------
                                                                       Michael J. Ogilvie        Canada


                                                                       -----------------------------------

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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
37 Foxbar Road          Investor
Toronto, Ontario        Perseverance Marine Holdings Ltd.                 None
Canada M4V 2G5          Suite 1905
                        120 Adelaide Street West
                        Toronto Ontario M5H 1T1
---------------------------------------------------------------------------------------------------
24 Gibson Avenue        Investment Advisor
Toronto, Ontario        MacDougall, MacDougall & MacTier Inc.             None
Canada M5R 1T5          150 King Street West
                        Suite 2510, P.O. Box 13
                        Toronto Ontario M5H 1J9
---------------------------------------------------------------------------------------------------
1 Westmount Square      Consultant
Suite 1000              1 Westmount Square                                None
Westmount, Quebec       Suite 1000
Canada H3Z 2P9          Westmount, Quebec
                        Canada H3Z 2P9
---------------------------------------------------------------------------------------------------

10180 101st St. N.W.    Regional Manager                                  None
Sixth Floor, Suite      Royal Trust Corporation of Canada
690 Edmonton, Alberta   10180 101st St. N.W.
Canada T5J 3S4          Sixth Floor, Suite 690
                        Edmonton, Alberta
                        Canada T5J 3S4
---------------------------------------------------------------------------------------------------
97 Main St.
Hatley Village,         Retired                                           None
Quebec Canada J0B
4B0
---------------------------------------------------------------------------------------------------

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                                                                                                Country of
          Shareholder                          Officers                Directors / Trustees    Citizenship
----------------------------------------------------------------------------------------------------------
Trust established pursuant to                                          Thomas R. Burpee          Canada
the Will dated August 24, 1956,
as amended, of the Late
Henry Pentland Molson, Thomas
trustees are The Royal Trust
of which the Company, Eric
Herbert Molson and Stephen
Thomas Molson
                                                                       Michael J. Ogilvie        Canada




                                                                       The Royal Trust
                                                                       Company







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                                                                          Convictions for crime
                                                                           (other than traffic
                                                                          violations or similar
                                                                            misdemeanors) or
                                                                             party to civil
                          Principal occupation or employment and             proceeding for
    Residence or         name, principal business and address of             securities law
  business address                       employer                              violations
---------------------------------------------------------------------------------------------------
1 Westmount Square      Consultant                                        None
Suite 1000              1 Westmount Square
Westmount, Quebec       Suite 1000
Canada H3Z 2P9          Westmount, Quebec
                        Canada H3Z 2P9
---------------------------------------------------------------------------------------------------
97 Main St.
Hatley Village, Quebec      Retired                                       None
Canada J0B 4B0
---------------------------------------------------------------------------------------------------
c/o Rosanna Flores
Senior Trust Advisor
The Royal Trust Company
1 Place Ville Marie
6th Floor, South Wing,
Montreal, Quebec
Canada, H3B 2B2
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

The ownership of Molson Coors Class A Common Stock (which, for purposes of this
Exhibit 99.1, includes all shares of Class A Common Stock and Class A Exchangeable Shares) by the persons listed in this Exhibit 99.1 is as follows:

1. Eric H. Molson:         as set forth in the Schedule 13D/A
                           (Amendment No.1).

2. Stephen T. Molson:      as set forth in the Schedule 13D/A (Amendment No.1).
                           Nancy McLennan Molson, Stephen Molson's spouse, owns 37 shares. Stephen Molson disclaims beneficial ownership of those shares.

3. Andrew T. Molson:       as set forth in the Schedule 13D/A (Amendment No.1).

4. Cynthia B. Baxter:      5,039 shares, which are held of record by Barleycorn
                           Investments Limited, an entity affiliated with Cynthia Baxter.

5. Deirdre J. Stevenson:   10,242 shares, which are held of record by Hoopoe
                           Holdings Ltd. (5,463 shares) and 6339603 Canada
                           Inc. (4,779 shares) entities affiliated with Deirdre
                           Stevenson. Robert Stevenson, Deirdre Stevenson's spouse, owns 37 shares. Deirdre Stevenson disclaims beneficial ownership of those shares.

6.Eric Stevenson:          252 shares.

7. David Stevenson:        1,638 shares.

8. Colin S. Baxter:        151 shares of Class A Common Stock. Colin Baxter is
                           also a Trustee of The Emily and Isabelle Baxter
                           Family Trust, a trust established for the children of Colin Baxter which owns 100 shares.